SECURITIES PURCHASE AGREEMENT

       This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 18, 2002, is made by and among Midwest Express Holdings, Inc., a Wisconsin corporation (the "Company"), with headquarters located at 6744 South Howell Avenue, Oak Creek, WI 53154, and the investors named on the signature pages hereto (each of whom is hereinafter referred to as the "Investor" and all of whom collectively are hereinafter referred to as the "Investors"). Capitalized terms used herein and not otherwise defined have the meanings given them in
Article VIII.


                                    RECITALS:

       A. The Company and the Investors are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act.

       B. The Investors desire, upon the terms and conditions stated in this Agreement, to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), for an aggregate purchase price of $21,925,750. The purchase price per share of the Common Stock is $13.09.

       C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide to the Investors certain rights with respect to registration of the Common Stock (and the associated Rights) under the Securities Act and applicable state securities laws.


                                   AGREEMENT:

       In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

                                   ARTICLE I
                         PURCHASE AND SALE OF SECURITIES

       1.1. Purchase and Sale of Securities. At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, the number of Securities set forth beneath such Investor's name on the signature pages hereof.

       1.2. Payment at Closing. On the Closing Date, each Investor will pay the aggregate purchase price for the Securities as set forth beneath its name on the signature pages hereof, by wire transfer of immediately available funds in accordance with the written wire instructions set forth on the signature page hereto of the Company, and the Company will deliver to each Investor a certificate (bearing a restrictive legend as set forth in Section 2.8) representing the Securities so purchased by such Investor against delivery of the purchase price therefor as described above.

       1.3. Closing Date. Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 10:00 a.m. Central Time on June 19, 2002, or at another date or time agreed upon by each of the parties to this Agreement (the "Closing Date"). The Closing will be held at the offices of the Company or at such other place as the parties agree.

       1.4. Independent Nature. The rights and obligations of each Investor under this Agreement are several and not joint with the rights and obligations of each other Investor, and an Investor shall not be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for the other Investors to be joined as an additional party in any proceeding for such purposes.

                                   ARTICLE II
                    INVESTOR'S REPRESENTATIONS AND WARRANTIES

       Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

       2.1. Investment Purpose. The Investor is purchasing the Securities for its own account and not with a view to the distribution thereof; provided, however, that by making the representation herein, the Investor reserves the right to dispose of the Securities in accordance with or pursuant to an effective registration statement or an exemption from registration under the Securities Act. The Investor understands that the Investor may be required to bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available. The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to any third person or entity with respect to any of the Securities; provided, however, that by making the representations herein, the Investor does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

       2.2. Investor Status. The Investor is either: (i) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act; or (ii) an "institutional accredited investor" as defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D. The Investor is not registered as a broker or dealer under
Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a member of the National Association of Securities Dealers, Inc. If an Investor is subject to the Employee Retirement Income Security Act of 1974, as amended, and is acquiring the Securities as a fiduciary or agent for another investor's account, then the Investor will have sole investment and voting discretion with respect to such account and will have full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.

       2.3. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

       2.4. Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded adequate opportunity to ask questions of, and receive answers from, the Company. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents. The foregoing representations shall not in any way amend, limit or modify the representations and warranties of the Company set forth in Article III hereof or the Registration Rights Agreement nor in any way affect the Investor's right to rely on such representations and warranties.

       2.5. Experience. The Investor is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such Investor's prospective investment in the Company, and has the ability to bear the economic risks of the investment in the Securities.

       2.6. Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

       2.7. Transfer or Resale. The Investor understands that:

              (a) the delivery of the Securities has not been registered under the Securities Act or any applicable state securities laws, and consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act;
       (ii) if requested by the Company in connection with a transfer other than in accordance with clause (i), (iii), or (iv) herein, the Investor has delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and which counsel shall be reasonably satisfactory to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which exemption the opinion identifies; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

              (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 (including the holding period requirement, the volume limitations and the manner of sale restrictions, if applicable), and if Rule 144 is not applicable, then the seller (or the person through whom the sale is made) might be deemed to be an underwriter (as that term is defined in the Securities Act) under the Securities Act or the rules and regulations of the SEC thereunder; and

              (c) except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

       2.8. Legends. The Investor understands that, until (a) the Securities may be sold under Rule 144(k) or (b) such time as the Securities have been sold pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE

REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

       The legend set forth above will be removed, and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

       2.9. Organization and Existence. To the extent indicated on the signature pages hereto, each Investor is either (i) a limited partnership duly organized and validly existing under the laws of its respective state of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective state of formation, (iii) a limited company duly organized and validly existing under the laws of the British Virgin Islands, (iv) a corporation duly organized and validly existing under the laws of its respective state of incorporation, (v) a series of a registered investment company, (vi) a trust fund whose trustee is a bank or trust company or (vii) an individual. Such Investor represents that it was not organized solely for the purpose of making an investment in the Company.

       2.10. Authorization; Enforcement. This Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor enforceable against Investor in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as the indemnification agreements of the Investor in the Registration Rights Agreement may be limited by federal or state securities law or public policy relating thereto.

       2.11. No Conflicts; No Violation.

              (a) The execution, delivery and performance of this Agreement by the Investor will not (i) conflict with or result in a violation of any provision of its charter documents or (ii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor that would have material adverse effect on the Investor's ability to perform its obligations under this Agreement.

              (b) The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for it to execute, deliver or perform any of its obligations under this Agreement that the Investor has not obtained or filed or the failure of which to obtain or file would not have a material adverse effect on the Investor's ability to perform its obligations under this Agreement.

       2.12. Acknowledgments Regarding Placement Agent. The Investor acknowledges that Robert W. Baird & Co. Incorporated is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Investor further acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the offering of the Securities by the Company, that certain of the information and data provided to the Investor in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. The Investor further acknowledges that the provisions of this Section
2.12 are also for the benefit of, and may also be enforced by, the Placement Agent.

       2.13. Representation. The Investor has had an opportunity to consult with an attorney in connection with the Investor's investment in the Company.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       Subject to such matters as are disclosed in the Company's SEC Documents, the Company represents and warrants to the Investors that:

       3.1. Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full corporate power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing in each such jurisdiction would not have a Material Adverse Effect.

       3.2. Authorization; Enforcement. (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby, to consummate the transactions contemplated hereby and thereby and to deliver the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby by the Company and the consummation by it of the transactions contemplated hereby and thereby including without limitation the delivery of the Securities have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its shareholders is required; (c) this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby have been or will be duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby constitutes or will upon execution constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity, and except as the indemnification agreements of the Company in the Registration Rights Agreement may be limited by federal or state securities laws or public policy relating thereto.

       3.3. Capitalization. The capitalization of the Company is as described in the Company's SEC Documents as of the respective dates set forth therein. Other than (a) grants or issuances pursuant to employee benefit plans or director plans disclosed in the Company's SEC Documents (the "Plans") or (b) as disclosed in the Company's SEC Documents, the Company has not issued any capital stock since December 31, 2001. The authorized capital stock of the Company consists of
(i) 25,000,000 shares of the Common Stock, of which 13,835,457 shares were issued and outstanding as of May 31, 2002, and (ii) 5,000,000 shares of preferred stock, without par value, none of which are issued and outstanding. All of such outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable (except as otherwise provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law). The Common Stock to be sold pursuant to this Agreement has been duly authorized, and when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable (except as otherwise provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law), free from all taxes, liens, claims, encumbrances and charges with respect to the delivery thereof (other than those imposed through acts or omissions of an Investor). Each share of Common Stock to be sold pursuant to this Agreement will be accompanied by four-ninths of a Right, and such Rights will be validly issued in accordance with the terms of the Rights Agreement. No shares of capital stock of the Company, including the Securities, are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than pursuant to this Agreement and the Rights and as contemplated by the Plans, there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company. There are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the delivery of the Securities.

       3.4. No Conflicts; No Violation.

              (a) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and all other agreements, documents and instruments contemplated hereby and thereby by the Company and the consummation by the Company of the transactions contemplated hereby and thereby including, without limitation, the delivery of the Securities will not (i) conflict with or result in a violation of any provision of the Restated Articles of Incorporation or By-laws of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, or (iii) assuming the accuracy of the representations of the Initial Investors, result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject), applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) or
       (iii) for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

              (b) The Company is not in violation of its Restated Articles of Incorporation or By-laws. The Company is not in violation of any law, ordinance or regulation of any governmental entity which violation, individually or in the aggregate would result in a Material Adverse Effect. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for such defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

       3.5. Approvals. Assuming the accuracy of the representations of the Initial Investors, except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof, or sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

       3.6. SEC Documents; Financial Statements. Since December 31, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after December 31, 2001 and prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (including all exhibits available on the SEC's EDGAR system) incorporated by reference therein being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). There are no unconsolidated special-purpose entities related to the Company that should be consolidated on the Company's financial statements under United States generally accepted accounting principles. Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (A) liabilities incurred in the ordinary course of business subsequent to March 31, 2002 that would not, individually or in the aggregate, have a Material Adverse Effect, (B) liabilities of which the Company has no knowledge so long as the Company would not have acquired knowledge thereof through the exercise of reasonable diligence or (C) other liabilities that would not, individually or in the aggregate, have a Material Adverse Effect.

       3.7. Absence of Certain Changes. Except as disclosed in the SEC Documents, since December 31, 2001, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

       3.8. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.

       3.9. Intellectual Property Rights. The Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (the "Intellectual Property"), except where the failure to possess such licenses or rights to use would not have, individually or in the aggregate, a Material Adverse Effect. There is no claim or action or proceeding pending or, to the Company's knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

       3.10. Tax Status. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. To the knowledge of the Company, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

       3.11. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances within the prior six months that would require registration under the Securities Act of the delivery of the Securities to the Investors.

       3.12. No Brokers. The Company will pay all brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby where the obligation to make such payments arises due solely and directly to action taken by the Company, and such payments will not exceed 6% of the gross proceeds to the Company from the transactions contemplated by this Agreement.

       3.13. Insurance. The Company maintains insurance of the types and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged.

       3.14. Environmental Laws. The Company (i) is in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as presently conducted and
(iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

       3.15. Employment Matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, there are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or, except in connection with matters involving Midwest Express Airlines' flight attendants and the Association of Flight Attendants ("AFA"), AFL-CIO ("AFA Matters"), any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries. No representation question exists respecting the employees of the Company or any of its subsidiaries, and except for AFA Matters and mediated negotiations between the Company's Astral Aviation Inc. subsidiary and its pilots, represented by the Air Line Pilots Association, relating to a contract that expired in January 2002, no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. There are no outstanding wage claims of, or other debts owing to, employees of the Company for services performed.

       3.16. Eligibility to use Form S-3. The Company represents and warrants that it currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities (as defined in the Registration Rights Agreement).

       3.17. No General Solicitation. Neither the Company nor, to the knowledge of the Company, any person acting for the Company has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Common Stock being offered hereby. The Company will not distribute any offering material in connection with the sale of the Common Stock prior to the Closing

Date, other than the Confidential Offering Memorandum, this Agreement, the Registration Rights Agreement, the NYSE Supplemental Listing Application, and the SEC Documents.

       3.18. NYSE Compliance. The Company has not, in the 12 months preceding the date hereof, received notice from the NYSE that the Company is not in compliance with the listing or maintenance requirements of the NYSE. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the NYSE.

       3.19. Licenses and Permits. The Company and its subsidiaries have all licenses, permits, approvals, authorizations and consents necessary to own, lease, and operate their properties and to conduct their respective businesses as currently being conducted (collectively, the "Company Permits"), except where the failure to have such permits would not have, individually or in the aggregate, a Material Adverse Effect. There is no action pending or, to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits the suspension or cancellation of which would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except where such violation would not in the aggregate have a Material Adverse Effect.

       3.20. Investment Company Status. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                                   ARTICLE IV
                                    COVENANTS

       4.1. Best Efforts. Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

       4.2. Form D; Blue Sky Laws. The Company will file a Notice of Sale of Securities on Form D with respect to the Securities, if required under Regulation D, and provide a copy thereof to each Investor promptly after such filing. The Company will take such action as it reasonably determines to be necessary, if any, to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing. The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within 2 business days after the Closing Date.

       4.3. Reporting Status; Eligibility to Use Form S-3. The Common Stock is registered under Section 12 of the Exchange Act. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

       4.4. Expenses. The Company and each Investor is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses. In accordance with, and subject to, Section 3.12, the Company will pay all brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated herein.

       4.5. Financial Information. Throughout the Registration Period, the financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

       4.6. Listing. Throughout the Registration Period, as long as an Investor owns any of the Securities, the Company will use its reasonable best efforts to obtain and to maintain the listing and trading of its Common Stock (including the Securities) on the NYSE and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchange, as applicable.

       4.7. Compliance with Law. Throughout the Registration Period, as long as an Investor owns any of the Securities, the Company will use its reasonable best efforts to conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, the failure to comply with which could have a Material Adverse Effect.

       4.8. No Integration. The Company will not make any offers or sales of any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any shareholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

       4.9. Sales by Investors. Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

       4.10. Use of Proceeds. The Company will use the proceeds from the sale of the Securities to repay indebtedness or for general corporate and working capital purposes. The Company will not use the proceeds from the sale of the Securities for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries) or for the repurchase, redemption or retirement of any of its capital stock.

       4.11. Press Release. In connection with the Closing, the Company will issue within one business day after the Closing a press release that discloses the material terms of the transactions contemplated hereby.

       4.12. Non-Public Information. The Company acknowledges that as of, and following, the Closing Date, the Company will have an obligation respecting the Investors (as with any other person) under applicable laws, rules and regulations not to selectively disclose any material, non-public information in violation of any such applicable law, rule or regulation.

                                   ARTICLE V
                 TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

       5.1. Issuance of Certificates. The Company will instruct its transfer agent to issue a certificate, registered in the name of each Investor or its nominee, for the respective Securities. All such certificates will bear the restrictive legend described in Section 2.8, except as otherwise specified in this Article V. In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent in the form of Exhibit A hereto. The Company will not give to its transfer agent any instruction with respect to the Securities other than as contemplated by
Article V and stop transfer instructions to give effect to Section 2.8 hereof (prior to registration of the Securities under the Securities Act). Nothing in this Section will affect in any way the Investors' obligations and agreements set forth in Section 4.9 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities.

       5.2. Unrestricted Securities. If, unless otherwise required by applicable state securities laws, (a) the Securities represented by a certificate have been sold under an effective registration statement filed under the Securities Act,
(b) a holder of Securities provides the Company with an opinion of counsel, if requested by the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, which counsel shall be reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale may occur without restriction on the timing or manner of such sale or transfer or (c) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Securities, and the transfer agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder in accordance with the Transfer Agent Instructions. Notwithstanding anything herein to the contrary, (i) the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article V with respect to the removal of restrictive legends, and (ii) any Investor that is a registered investment company may transfer shares to any other fund or account advised by such Investor's investment manager or its affiliates if the transferee is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) and agrees in writing to be bound by the terms hereof and the terms of the Registration Rights Agreement.

       5.3. Enforcement of Provision. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor by invalidating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article that the Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

       The obligation of the Company under Article I of this Agreement is subject to the fulfillment at or before the Closing of each of the following conditions. These conditions are for the Company's benefit and may be waived by the Company in whole or in part at any time in its sole discretion. Without limitation, the Company may in its sole discretion proceed with the Closing with respect to each Investor as to whom each condition has been satisfied whether or not conditions have been satisfied as to other Investors:

       6.1. The Investors will have executed the Registration Rights Agreement and will have delivered such Registration Rights Agreement to the Company.

       6.2. The Investors will have delivered the purchase price for the Securities to the Company in accordance with this Agreement.

       6.3. The representations and warranties of the Investors must be true and correct as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investors will have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Investors at or prior to the Closing.

       6.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

       6.5. The Investors will have confirmed in writing to the Company that, as of the Closing Date and after giving effect to the consummation of the transactions contemplated herein, no Investor beneficially owns 1,551,045 or more shares of the Common Stock as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

                                  ARTICLE VII
              CONDITIONS TO EACH INVESTOR'S OBLIGATION TO PURCHASE

       The obligation of each Investor hereunder to purchase the Securities from the Company at the Closing is subject to the fulfillment at or before the Closing of each of the following conditions. These conditions are for each Investor's respective benefit and may be waived by such Investor at any time in its sole discretion:

       7.1. The Company will have executed the Registration Rights Agreement and will have delivered such Agreement to the Investor.

       7.2. The Company will have delivered to such Investor a duly executed certificate, against payment therefor, representing the Securities as specified in Section 1.1.

       7.3. The representations and warranties of the Company must be true and correct as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date), and the Company must have performed and complied with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing.

       7.4. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

       7.5. Trading and listing of the Common Stock on the NYSE must not have been suspended by the SEC or the NYSE.

       7.6. Such Investor will have received an opinion of the Company's counsel, dated as of the Closing Date in form reasonably satisfactory to the Investors, addressing the matters set forth in Exhibit B hereto.

       7.7. The irrevocable Transfer Agent Instructions, in substantially the form attached hereto as Exhibit A will have been delivered to the Company's transfer agent and acknowledged in writing by such transfer agent.

                                  ARTICLE VIII
                                   DEFINITIONS

       8.1. "Closing" means the closing of the purchase and sale of the Securities under this Agreement.

       8.2. "Closing Date" has the meaning set forth in Section 1.3.

       8.3. "Common Stock" has the meaning set forth in the Recitals.

       8.4. "Company" has the meaning set forth in the introduction to this Agreement.

       8.5. "Exchange Act" has the meaning set forth in Section 2.2.

       8.6. "Intellectual Property" has the meaning set forth in Section 3.9.

       8.7. "Investors" means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

       8.8. "Knowledge" means the actual knowledge of the executive officers of the Company, without independent investigation.

       8.9. "Material Adverse Effect" means (a) a material adverse effect on the assets, liabilities, financial condition or results of operation of the Company and its subsidiaries, taken as a whole or (b) any affect on the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

       8.10. "NYSE" means the New York Stock Exchange.

       8.11. "Placement Agent" has the meaning set forth in Section 2.12.

       8.12. "Plans" has the meaning set forth in Section 3.3.

       8.13. "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, by and among the parties to this Agreement, in the form attached hereto as Exhibit C.

       8.14. "Regulation D" is defined in the Recitals.

       8.15. "Rights" means the Preferred Share Purchase Rights issued pursuant to the Rights Agreement.

       8.16. "Rights Agreement" means the Rights Agreement, dated February 14, 1996, between the Company and U.S. Bank National Association as successor in interest to Firstar Trust Company, as amended.

       8.17. "Rule 144" and "Rule 144(k)" mean Rule 144 and Rule 144(k), respectively, as promulgated under the Securities Act, or any successor rule.

       8.18. "SEC" is defined in the Recitals.

       8.19. "SEC Documents" has the meaning set forth in Section 3.6.

       8.20. "Securities" means the Common Stock (including the associated Rights) sold pursuant to this Agreement.

       8.21. "Securities Act" is defined in the Recitals.

       8.22. "Transfer Agent Instructions" means the transfer agent instructions as defined in Exhibit A.


                                   ARTICLE IX
                                 INDEMNIFICATION

       9.1. Indemnification of the Investors. In consideration of each Investor's execution and delivery of this Agreement and its acquisition of the Securities hereunder, the Company will indemnify and hold harmless each Investor, any directors or officers of such Investor and any person who controls such Investor within the meaning of the Securities Act or the Exchange Act or acts as such Investor's investment advisor (each, an "Indemnified Person") against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject insofar as such Claims arise out of or are based upon (a) any breach of any representation or warranty made by the Company herein or (b) any breach of any covenant, agreement or obligation of the Company contained herein. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 9.1 does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld or delayed. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons.

       9.2. Indemnification of the Company. In consideration of the Company's execution and delivery of this Agreement and its sale of the Securities hereunder, each Investor will indemnify and hold harmless, severally and not jointly, to the same extent and in the same manner set forth in Section 9.1 above, the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Person") against any Claim to which any of them may become subject insofar as such Claim arises out of or is based upon (a) any breach of any representation or warranty made by such Investor herein or (b) any breach of any covenant, agreement or obligation of such Investor contained herein. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 9.2) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of such Investor's Registrable Securities. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party.

       9.3. Notification and Other Indemnification Procedures. Promptly after receipt by an Indemnified Person under this Article IX of notice of the commencement of any action (including any governmental action) by any person other than an Indemnified Person, such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Article IX, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party may participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person. In that case, the indemnifying party will diligently pursue such defense. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 9.1 or 9.2, as applicable). However, the Company will pay for only one separate legal counsel for the Investors collectively, and such legal counsel will be selected in accordance with Section 11.12 of the Registration Rights Agreement. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Article IX, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.


                                   ARTICLE X
                          GOVERNING LAW; MISCELLANEOUS

       10.1. Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

       10.2. Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

       10.3. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

       10.4. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

       10.5. Entire Agreement; Amendments. This Agreement and the Registration Rights Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

       10.6. Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by facsimile, in each case addressed to a party. Any notice sent by courier (including a recognized overnight delivery service) will be deemed received one business day after being sent. The addresses for such communications are:

           If to the Company:     Midwest Express Holdings, Inc.
                                  6744 South Howell Avenue
                                  Oak Creek, WI 53154
                                  Attention: Robert S. Bahlman
                                  (414) 570-9666

                                  With a copy to:

                                  Foley & Lardner
                                  777 East Wisconsin Avenue, Suite 3700
                                  Milwaukee, WI 53202
                                  Attention: Patrick G. Quick, Esq.
                                  (414) 297-4900

If to an Investor: To the address set forth immediately below such Investor's name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

       10.7. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is a "qualified institutional buyer" or an "institutional accredited investor" as defined in Section 2.2 and agrees in writing to be bound by this Agreement. This provision does not limit the Investor's right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor's rights hereunder to any such affiliate transferee pursuant to the terms of this Agreement. Notwithstanding the foregoing, any transferee who purchases the Securities in a public sale shall not have any rights under this Agreement.

       10.8. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity; provided, however, that the provisions in
Section 2.12 relating to acknowledgments regarding the Placement Agent are intended for the benefit of the Placement Agent.

       10.9. Survival. The representations and warranties of the Company set forth herein will survive for two (2) years following the Closing hereunder except that (a) if the obligation of the Company to maintain the effectiveness of the registration statement and keep current a prospectus thereunder extends beyond this two-year period, then such representations and warranties shall survive as long as such obligation exists and (b) the representations and warranties set forth in Sections 3.1, 3.2, 3.3, 3.4(a), 3.10, 3.17 and 3.20 shall survive indefinitely. The Company makes no representations or warranties in any oral or written information provided to Investors, other than the representations and warranties included herein.

       10.10. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       10.11. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       10.12. Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each Investor that is a fund or series investment company (each, a "Fund") organized as a Massachusetts business trust (each, a "Trust") is on file with the Secretary of the Commonwealth of Massachusetts. The Company and the other Investors acknowledge and agree that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of a Trust individually, but is binding upon the applicable Fund and its assets and property. The Company agrees that no trustee, officer, director or shareholder of a Trust or the applicable Fund may be held personally liable or responsible for any obligations of a Fund arising out of this Agreement. With respect to all obligations of the Fund arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Fund. The Company is expressly put on notice that the rights and obligations of each series of shares of a Trust under its Agreement and Declaration of Trust are separate and distinct from those of any and all other series.

                                    * * * * *

       IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                      COMPANY:

                                      MIDWEST EXPRESS HOLDINGS, INC.


                                      By:  /s/ Timothy E. Hoeksema
                                           -------------------------------------
                                           Timothy E. Hoeksema
                                           Chairman of the Board, President and
                                           Chief Executive Officer


                                      WIRE TRANSFER INSTRUCTIONS:

                                      Bank Name:  U.S. Bank, N.A.

                                      ABA Number:  ___________________________

                                      Account Number:  _______________________

                                      Account Name:  Midwest Express Airlines,
                                                       Inc.

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             FIDELITY PURITAN TRUST:
                                             FIDELITY LOW-PRICED STOCK FUND


                                             By:  /s/ John H. Costello


                                             Print Name: John H. Costello,
                                                         Assistant Treasurer

                                             Address: 82 Devonshire Street
                                                      Boston, MA 02109

                                             Telephone:  617 563-6611
                                             Facsimile:  617 385-2276

                                             Number of Shares:  1,000,000

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Mag & Co. for the benefit of
                                             Fidelity Puritan Trust:
                                             Fidelity Low-Price Stock Fund

                                             Aggregate Purchase
                                               Price:  $13,090,000.00

                                             Social Security or Tax ID
                                               Number:  04-6026952

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             SF CAPITAL PARTNERS LTD., a
                                              BVI Company


                                             By:  /s/ Brian H. Davidson,

                                             Print Name: Brian H. Davidson
                                                         Authorized Signatory

                                             Address: 1500 West Market Street
                                                      Suite 200
                                                      Mequon, Wisconsin 53092

                                             Telephone:  262 241-1810
                                             Facsimile:  262 241-1888

                                             Number of Shares:  175,000

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             SF Capital Partners Ltd.

                                             Aggregate Purchase
                                               Price:  $2,290,750

                                             Social Security or Tax ID
                                               Number:  98-0363554

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             Advantus Series Fund, Inc.
                                             Small Company Value Portfolio

                                             By: State Street Research &
                                                  Management Company, as Adviser

                                             By:  /s/ James M. Weiss

                                             Print Name: James M. Weiss

                                             Address: One Financial Center
                                                      Boston, MA 02111

                                             Telephone:  (617) 357-1200
                                             Facsimile:  (617) 261-7785

                                             Number of Shares:  7400

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Auer & Co.

                                             Aggregate Purchase Price:  $96,866

                                             Social Security or Tax ID
                                               Number:  41-1855541

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             Advantus Venture Fund, Inc.

                                             By: State Street Research &
                                                  Management Company, as Adviser

                                             By:  /s/ James M. Weiss

                                             Print Name: James M. Weiss

                                             Address: One Financial Center
                                                      Boston, MA 02111

                                             Telephone:  (617) 357-1200
                                             Facsimile:  (617) 261-7785

                                             Number of Shares:  8300

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Auer & Co.

                                             Aggregate Purchase Price:  $108,647

                                             Social Security or Tax ID
                                               Number:  41-1845569

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             General American Capital Company
                                             Small-Cap Equity Fund

                                             By: State Street Research &
                                                  Management Company, as Adviser

                                             By:  /s/ James M. Weiss

                                             Print Name: James M. Weiss

                                             Address: One Financial Center
                                                      Boston, MA 02111

                                             Telephone:  (617) 357-1200
                                             Facsimile:  (617) 261-7785

                                             Number of Shares:  6600

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Holdcrew & Co.

                                             Aggregate Purchase Price: $86,394

                                             Social Security or Tax ID
                                               Number:  43-1783041

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             Minnesota Life Insurance Company

                                             By: State Street Research &
                                                  Management Company, as Adviser

                                             By:  /s/ James M. Weiss

                                             Print Name: James M. Weiss

                                             Address: One Financial Center
                                                      Boston, MA 02111

                                             Telephone:  (617) 357-1200
                                             Facsimile:  (617) 261-7785

                                             Number of Shares:  8100

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Auer & Co.

                                             Aggregate Purchase Price: $106,029

                                             Social Security or Tax ID
                                               Number:  41-0417830

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             Metropolitan Series Fund, Inc.
                                             State Street Research Aurora
                                             Portfolio

                                             By: State Street Research &
                                                  Management Company, as Adviser

                                             By:  /s/ James M. Weiss

                                             Print Name: James M. Weiss

                                             Address: One Financial Center
                                                      Boston, MA 02111

                                             Telephone:  (617) 357-1200
                                             Facsimile:  (617) 261-7785

                                             Number of Shares:  53,300

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Resortfish & Co.

                                             Aggregate Purchase Price: $697,697

                                             Social Security or Tax ID
                                               Number:  84-1542497

                            OMNIBUS SIGNATURE PAGE TO
                         MIDWEST EXPRESS HOLDINGS, INC.
                          SECURITIES PURCHASE AGREEMENT

       The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other Investors and the Company to said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                                             State Street Research Aurora Fund


                                             By: State Street Research &
                                                  Management Company, as Adviser

                                             By:  /s/ James M. Weiss

                                             Print Name: James M. Weiss

                                             Address: One Financial Center
                                                      Boston, MA 02111

                                             Telephone:  (617) 357-1200
                                             Facsimile:  (617) 261-7785

                                             Number of Shares:  416,300

                                             Name in which Shares Are to Be
                                              Held (please print):

                                             Pocket & Co.

                                             Aggregate Purchase
                                               Price: $5,449,367

                                             Social Security or Tax ID
                                               Number:  04-3262299

                                    Exhibit A

                           Transfer Agent Instructions

See attached form of irrevocable transfer agent instructions.

                         Midwest Express Holdings, Inc.
                            6744 South Howell Avenue
                         Oak Creek, Wisconsin 53154-1402

                                  June 18, 2002

U.S. Bank, N.A.
Corporate Trust Services
Attention:  Barbara R. Bahr
1555 N. RiverCenter Drive, Suite 301
Milwaukee, WI 53212

         Re:      Private Placement of 1,675,000 Shares of Common Stock

Dear Barbara:

       The Board of Directors of Midwest Express Holdings, Inc., a Wisconsin corporation (the "Company"), has authorized the issuance of 1,675,000 shares of the Company's common stock, par value $.01 per share (the "Shares"), to the parties set forth on the attached Appendix I (the "Investors"), pursuant to the Securities Purchase Agreement dated as of June 18, 2002 among the Company and the Investors.

       The Company hereby instructs you, as Registrar and Transfer Agent of the Company, to issue (from authorized and unissued shares), countersign and register certificates representing the Shares in such names and in such share amounts as specified on the attached Appendix I, and to cause such certificates to be delivered to the addresses specified on the attached Appendix I. The closing of the purchase of the Shares will occur on June 19, 2002, and accordingly, the certificates should be dated as of such date. The certificates should bear the following restrictive legend:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

       The Company further instructs you not to acknowledge or record the transfer of any of the Shares in the shareholder records of the Company or to issue certificates representing the Shares to any person or entity other than the transferor thereof unless the following requirements are satisfied with respect to the Shares that are proposed to be transferred:

       1. You receive written notice from the Company that there is an effective registration statement with respect to the Shares under the Securities Act of 1933, as amended (the "Act"), covering the resale of the Shares; or

       2. You receive written notice from the Company, accompanied by an opinion of counsel, that the proposed transfer of the Shares may be effected without registration under the Act; or

       3. You receive written notice from the Company that the proposed transfer of the Shares may be effected without registration under the Act pursuant to Securities and Exchange Commission Rule 144(k).

       You are further instructed to notify the Secretary of the Company in writing of any request that you receive pertaining to the proposed transfer of any of the Shares.

       These instructions may not be rescinded or revoked other than by means of a written communication signed by the Company and the Investor in whose name the Shares in question are registered.

                                              Very truly yours,

                                              MIDWEST EXPRESS HOLDINGS, INC.



                                              By:
                                                  -----------------------------
                                                  Robert S. Bahlman, Senior Vice
                                                    President, Chief Financial
                                                    Officer and Controller


U.S. Bank, N.A. acknowledges receipt of these irrevocable transfer agent instructions.



By:
   ---------------------------------
   Name:
        ----------------------------
     Title:
           -------------------------

                                   APPENDIX I

                                      LIST OF INVESTORS AND SHARES TO BE ISSUED

------------------------------------ -------------------------------------------- ----------------- ------------------
               Name                                    Address                     Taxpayer I.D.        Number of
                                                                                       Number            Shares
------------------------------------ -------------------------------------------- ----------------- ------------------

------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------


------------------------------------ -------------------------------------------- ----------------- ------------------

                                    EXHIBIT B

           Matters to be Covered in Opinion of Counsel to the Company

See attached form of opinion of Foley & Lardner.

BRUSSELS
CHICAGO
DENVER
DETROIT
JACKSONVILLE
LOS ANGELES
MADISON
MILWAUKEE
ORLANDO
SACRAMENTO
SAN DIEGO/DEL MAR
SAN FRANCISCO
TALLAHASSEE
TAMPA
WASHINGTON, D.C.
WEST PALM BEACH
                                  June 19, 2002

To the Investors Named on the Signature Pages to the Securities Purchase Agreement Referred to Below

                  Re:      Midwest Express Holdings, Inc.

Ladies and Gentlemen:

       We have acted as counsel for Midwest Express Holdings, Inc., a Wisconsin corporation (the "Company"), in connection with the transactions contemplated by the Securities Purchase Agreement, dated June 18, 2002 (the "Purchase Agreement"), by and among the Company and the investors named on the signature pages thereto (the "Investors") relating to the purchase by the Investors of 1,675,000 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), for an aggregate purchase price of $21,925,750 (the "Transaction"). Each Share will be accompanied by four-ninths of a Preferred Share Purchase Right in accordance with the Rights Agreement, dated February 14, 1996, as amended (the "Rights Agreement"), between the Company and U.S. Bank, N.A. as successor in interest to Firstar Trust Company. We address this opinion letter to you pursuant to Section 7.6 of the Purchase Agreement. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

       As counsel to the Company, we have examined: (i) the Purchase Agreement;
(ii) the Registration Rights Agreement, dated June 18, 2002, by and among the Company and the Investors (the "Registration Agreement," and the Registration Agreement and the Purchase Agreement, collectively, the "Transaction Documents"); (iii) certified resolutions of the Company's Board of Directors adopted on May 22, 2002 and June 14, 2002 and of the Executive Committee of the Company's Board of Directors adopted on June 18, 2002 authorizing the issuance of the Shares and approving the execution and delivery of the Transaction Documents and the transactions contemplated thereby; (iv) the Company's Restated Articles of Incorporation and By-laws, each as amended to date; (v) the Confidential Information Memorandum, dated June 2002 (the "Memorandum"), relating to the Transaction; (vi) the Rights Agreement; (vii) irrevocable Transfer Agent Instructions, dated June 18, 2002, that the Company will deliver pursuant to the Purchase Agreement; and (viii) such other corporate proceedings, documents and records as we have deemed necessary or appropriate for purposes of giving this

FOLEY & LARDNER
777 EAST WISCONSIN AVENUE, SUITE 3800
MILWAUKEE, WISCONSIN  53202-5367

TEL: 414.271.2400
FAX: 414.297.4900
WWW.FOLEYLARDNER.COM

FOLEY & LARDNER

To the Investors Named on the
Signature Pages to the Securities Purchase
Agreement Referred to Below
June 19, 2002
Page 2

opinion letter. In all such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents, certificates and instruments submitted to us as originals and the conformity with the originals of all documents submitted to us as copies. We have, among other things, relied upon certificates of public officials and, as to various factual matters, certificates of officers of the Company. We have also relied upon a certificate of the placement agent for the Company, Robert W. Baird & Co. Incorporated.

       Based upon the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

       1. The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents and perform its obligations thereunder. The Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company and have been duly executed and delivered by the Company.

       2. The Transaction Documents constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), except as enforceability of rights under the Transaction Documents to indemnity and contribution may be limited by law and except that we express no opinion as to the enforceability of such rights under the federal securities laws.

       3. The Shares to be issued to the Investors pursuant to the Purchase Agreement have been duly authorized and, when issued and paid for in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable (except as otherwise provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law).

       4. The issuance and sale of the Shares under the circumstances contemplated by the Purchase Agreement do not require registration of the Shares under the Securities Act of 1933, as amended, pursuant to the exemption from registration contained in Section 4(2) thereof.

       We express no opinion as to the enforceability of provisions of any of the Transaction Documents: (a) restricting access to legal or equitable remedies; (b) purporting to grant rights to third parties other than pursuant to agreements or other arrangements between the Company and such third parties; (c) that may violate public policy; (d) that prescribe amounts of damages or specified payments in lieu of damages; or (e) that provide that the Transaction Documents will be governed by an interpreted in accordance with the laws of the State of New York.

FOLEY & LARDNER

To the Investors Named on the
Signature Pages to the Securities Purchase
Agreement Referred to Below
June 19, 2002
Page 3

       In addition, we express no opinion on any other matters pertaining to the transactions contemplated by or related to the Transaction Documents except as specifically provided above. The opinions above are subject to each and every assumption, exception, qualification and limitation, factual or legal, set forth herein, including the following:

              a. We have assumed, with your permission and without any independent investigation, inquiry or verification, that (i) except with respect to the Company, each other party has satisfied those legal requirements that are applicable to it to the extent necessary to acquire Shares from the Company and to entitle it to enforce the Transaction Documents against the Company; (ii) the representations and warranties as to factual matters made by the Company in the Purchase Agreement are true, accurate and complete in all respects at the date of this opinion letter and the representations and warranties made by the Investors in the Purchase Agreement are true, accurate and complete in all respects at the date of this opinion letter; (iii) the Company will use the proceeds of the sale of the Shares as set forth in the Purchase Agreement; (iv) the Company's Board of Directors has complied with all fiduciary duties applicable to its consideration and approval of the Transaction; (v) the Transaction is not a transaction, nor is it part of a chain of transactions that is part of a plan or scheme to evade the registration provisions of the Securities Act of 1933, as amended;; and (vi) the provisions in the Transaction Documents that allow the Investors to assign the Shares will not necessitate that a registration statement be filed for the Transaction.

              b. We are qualified to practice law in the State of Wisconsin and we do not purport to be experts on the law other than that of the State of Wisconsin and the federal laws of the United States of America. We express no opinion and make no representations with respect to the laws of any other jurisdiction. We note that each of the Transaction Documents provides for such Transaction Document to be governed by the laws of the State of New York. In rendering our opinion, we have assumed with your permission, and without independent investigation, that the applicable laws of the States of New York are identical in all relevant respects to the substantive laws of the State of Wisconsin.

       This opinion letter and the matters addressed herein are as of the date hereof, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein occurring after the date hereof or the date referred to herein, as the case may be. This opinion letter is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated.

       This opinion letter is solely for your benefit and may be relied upon solely with respect to the transactions set forth in the Transaction Documents, and may not be furnished or

FOLEY & LARDNER

To the Investors Named on the
Signature Pages to the Securities Purchase
Agreement Referred to Below
June 19, 2002
Page 4

quoted to, or filed with any governmental agency or relied upon by any other person or for any purpose without our prior written consent.

                                                     Very truly yours,



                                                     FOLEY & LARDNER

                                    Exhibit C

                          Registration Rights Agreement


See attached form of registration rights agreement.

                          REGISTRATION RIGHTS AGREEMENT


       This REGISTRATION RIGHTS AGREEMENT, dated as of June ___, 2002 (this "Agreement"), is made by and among Midwest Express Holdings, Inc., a Wisconsin corporation (the "Company"), with headquarters located at 6744 South Howell Avenue, Oak Creek, WI 53154, and the investors named on the signature pages hereto (each of whom is hereinafter referred to as an "Initial Investor" and all of whom collectively are hereinafter referred to as the "Initial Investors").


                                    RECITALS:

       A. In connection with the Securities Purchase Agreement, dated June ___, 2002, by and among the Initial Investors and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Initial Investors 1,675,000 shares of the Company's common stock, par value $.01 per share (the "Common Shares" and, together with any associated Rights (as defined in the Purchase Agreement), the "Securities").

       B. To induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws with respect to the Securities.


                                   AGREEMENT:

       In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

       Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Purchase Agreement. In addition, as used in this Agreement, the following terms have the following meanings:

       1.1. "Investors" means the Initial Investors and any of their permitted transferees or assignees who receive or acquire Registrable Securities (as herein defined) and agree to become bound by the provisions of this Agreement in accordance with Article IX hereof; provided that no such person is registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a member of the National Association of Securities Dealers, Inc.

       1.2. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the Securities Act and, in particular, pursuant to Rule 415 under the Securities Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

       1.3. "Registrable Securities" means the Common Shares sold pursuant to the Purchase Agreement, any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Common Shares and any Rights associated with the Common Shares; provided that Common Shares will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act or otherwise or at such time as they are eligible to be sold pursuant to Rule 144(k).

       1.4. "Registration Period" means the period between the date of this Agreement and the earliest of (i) the second anniversary of the date of this Agreement, provided that for each day that sales cannot be made by operation of
Section 3.5 this two-year period shall be extended one additional day and that if the Registration Statement is not effective by the 60th calendar day after the Closing Date of the purchase of the Common Shares under the Purchase Agreement, then this period shall be extended one additional day for each day that passes after such 60th day until the day the Registration Statement is effective, (ii) the date on which all of the Registrable Securities have been sold by the Investors under a Registration Statement or pursuant to Rule 144 or
(iii) the date on which all the Registrable Securities may be immediately sold by the Investors without registration and without restriction as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise.

       1.5. "Registration Statement" means a Registration Statement of the Company filed with the SEC under the Securities Act.

       1.6. "Rule 415" means Rule 415 under the Securities Act, or any successor rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.


                                   ARTICLE II
                                  REGISTRATION

       2.1. Mandatory Registration. The Company will use its reasonable best efforts to prepare and file with the SEC within five business days after the Closing Date of the purchase of the Common Shares under the Purchase Agreement a Registration Statement on Form S-3 registering all of the Registrable Securities for resale in accordance with the intended methods of resale or distribution described by the Investors in accordance with Section 4.1. This Registration Statement shall register only the Registrable Securities. If Form S-3 is not available at that time, then the Company will use its reasonable best efforts to file within such five-business day period a Registration Statement on such form as is then available to effect a registration of the Registrable Securities.

       2.2. Effectiveness of the Registration Statement. The Company will use its reasonable best efforts to cause the Registration Statement contemplated by the previous Section to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 60th calendar day after the Closing Date (the "Required Effective Date"). However, so long as the Company filed the Registration Statement within 10 business days after the Closing Date, if the Registration Statement receives any SEC review, then the Required Effective Date will be the 120th calendar day after the Closing Date. The Company's reasonable best efforts will include, but are not to be limited to, promptly responding to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no action or review from the SEC, then the Company will request that the Registration Statement become effective within five business days after such SEC notification.

       2.3. Payments by the Company. If (i) at any time after effectiveness of the Registration Statement, sales thereunder during the Registration Period cannot be made for any reason, other than by reason of the operation of Section 3.5, for a period of more than 10 consecutive business days, or 30 business days in the aggregate, during any 12-month period, (ii) at any time after effectiveness of the Registration Statement, sales thereunder during the Registration Period cannot be made by reason of the operation of Section 3.5 for a period of time that exceeds the limitations set forth in Section 3.5(b) or
(iii) at any time after the Registrable Securities are listed in accordance with
Section 3.8, the Common Shares are not listed or included for quotation on the New York Stock Exchange (the "NYSE") for more than an aggregate of 10 business days in any 12-month period, then the Company will thereafter make a payment to each Investor as set forth below. The amount of the payment made to each Investor will be equal to 1% of the purchase price paid for the Common Shares purchased by the Investor and not previously sold by the Investor for each 30 business days that sales cannot be made under the effective Registration Statement or the Common Shares are not listed or included for quotation on the NYSE (but any day on which both conditions exist shall count as a single day and no day taken into account for purposes of determining whether any payment is due under Section 2.4 or the amount of such payment shall be taken into account for purposes of determining whether any payment is due under this Section 2.3 or the amount of such payment). The number of shares not previously sold as specified in the previous sentence shall be determined as of the end of the respective 30-business day period. These payments will be prorated on a daily basis during the 30-business day period and will be paid to each Investor by check within five business days following the end of each month as to which payment is due hereunder, assuming that the respective Investor delivered to the Company at least two business days prior thereto information with respect to the number of Common Shares not previously sold by such Investor (together with reasonable supporting documentation). The Investors may make a claim for additional damages as a remedy for the Company's failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist. Notwithstanding the foregoing, if the Company has used its reasonable best efforts to avoid circumstances as a result of which sales cannot be made under the Registration Statement during the Registration Period or the Common Shares are not listed or included for quotation on the NYSE, then the damages described above shall be the Investors' sole and exclusive remedy for damages arising out of such circumstances. Nothing contained in the preceding sentence shall be read to limit the ability of the Investors to seek specific performance of this Agreement.

       2.4. Effect of Late Registration. If the Registration Statement has not been declared effective by the Required Effective Date, then the Company will make a payment to each Investor for such delay (each a "Late Registration Payment"). Each Late Registration Payment will be equal to 1% of the purchase price paid for the Common Shares purchased by such Investor and not previously sold by such Investor for each 30 business days after the Required Effective Date (but no day taken into account for purposes of determining whether any payment is due under Section 2.3 or the amount of such payment shall be taken into account for purposes of determining whether any payment is due under this
Section 2.4 or the amount of such payment). The Late Registration Payments will be prorated on a daily basis during the 30-business day period and will be paid to the Initial Investors by check within five business days following the end of each month as to which payment is due hereunder, assuming that the respective Investor delivered to the Company at least two business days prior thereto information with respect to the number of Common Shares not previously sold by such Investor (together with reasonable supporting documentation). The Investors may make a claim for additional damages as a remedy for the Company's failure to comply with the timelines set forth in this Section, but acknowledgement of such right in this Agreement shall not constitute an admission by the Company that any such damages exist or may exist. Notwithstanding the foregoing, if the Company has used its reasonable best efforts to avoid circumstances as a result of which the Registration Statement has not been declared effective by the Required Effective Date, then the damages described above shall be the Investors' sole and exclusive remedy for damages arising out of such circumstances. Nothing contained in the preceding sentence shall be read to limit the ability of the Investors to seek specific performance of this Agreement.

       2.5. Piggyback Registrations.

              (a) At any time prior to the expiration of the Registration Period, if a Registration Statement under Section 2.1 is not effective with respect to all of the Registrable Securities that the Company is obligated to register on the Registration Statement and the Company decides to register any of its Common Shares for its own account or for the account of others, then the Company will promptly give the Investors written notice thereof and will use its best efforts to include in such registration all or any part of the Registrable Securities requested by such Investors to be included therein. This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents (relating to equity securities to be issued in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit or director plans) or to Registration Statements that would otherwise not permit the registration of resales of previously issued securities. Each Investor must give its request for registration under this paragraph to the Company in writing within 15 calendar days after receipt from the Company of notice of such pending registration. If the registration for which the Company gives notice is a public offering involving an underwriting, then the Company will so advise the Investors as part of the above-described written notice. In that event, if the managing underwriter(s) of the public offering impose a limitation on the number of Common Shares that may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then the Company shall include in such registration (i) first, the Registrable Securities requested by any of the Investors to be included in such offering, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, (ii) second, the securities desired to be sold pursuant to such Registration Statement by the shareholder or shareholders that are requiring the Company pursuant to a contractual registration right to file such Registration Statement, if any, and (iii) third, the securities the Company proposes to sell.

              (b) No right to registration of Registrable Securities under this
       Section 2.5 limits in any way the registration required under Section 2.1 above. The obligations of the Company under this Section 2.5 expire upon the earlier of (i) the effectiveness of the Registration Statement filed pursuant to Section 2.1 above with respect to the Registrable Securities or the respective portion thereof or (ii) expiration of the Registration Period.

       2.6. Eligibility to use Form S-3. The Company represents and warrants that it currently meets, and will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities.

       2.7. Force Majeure. The Company shall not be deemed in breach of its commitments under Article II and no payments by the Company as set forth in
Article II shall be required to the extent that the Company is unable to fulfill its obligations hereunder in a timely fashion because the SEC and/or the NYSE are closed or operating on a limited basis as a result of the occurrence of a Force Majeure. As used herein, "Force Majeure" means war or armed hostilities or other national or international calamity, or one or more acts of terrorism.


                                  ARTICLE III
                      ADDITIONAL OBLIGATIONS OF THE COMPANY

       3.1. Continued Effectiveness of Registration Statement. Subject to the limitations set forth in Section 3.5, the Company will use its best efforts to keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period.

       3.2. Accuracy of Registration Statement. Assuming the accuracy of information furnished by or on behalf of the Investors, any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period (but subject to Section 3.5) and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period.

       3.3. Furnishing Documentation. The Company will furnish to each Investor whose Registrable Securities are included in a Registration Statement, and Investors' Counsel (as herein defined), if any, (a) promptly after each document is filed with the SEC, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus (if any) and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other documents as the Investor may reasonably request to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will notify by facsimile each Investor whose Registrable Securities are included in any Registration Statement of the filing and the effectiveness of the Registration Statement and any post-effective amendment on the date of filing of the Registration Statement, effectiveness of the Registration Statement or any post-effective amendment, as applicable.

       3.4. Additional Obligations. The Company will use its reasonable best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such U.S. jurisdictions as each Investor who holds Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions during the Registration Period. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,
(iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Company determines to be contrary to the best interests of the Company and its shareholders.

       3.5. Suspension of Resale Rights.

              (a) During the Registration Period, the Company will notify by facsimile each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (each an "Event"). The Company will promptly make such notification after the Company becomes aware of the event (but in no event will the Company disclose to any Investor any of the facts or circumstances regarding the event), will promptly (but in no event later than 10 business days after the Company becomes aware of the event) prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request. Each Investor will hold in confidence and will not make any disclosure of any Event and any related information disclosed by the Company unless (i) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (ii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Investor), (iii) the information was developed independently by an Investor without breach of this Agreement, (iv) the information was known to the Investor before receipt of such information from the Company, or (v) the information was disclosed to the Investor by a third party not under an obligation of confidentiality. However, an Investor may make disclosure of an Event and/or any related information disclosed by the Company to any attorney, adviser or other third party retained by it that needs to know the information, as determined in good faith by the Investor ("Investor Representative"), if the Investor advises the Investor Representative of the confidentiality provisions of this Section 3.5(a), but the Investor will be liable for any act or omission of any of its Investor Representatives relative to such information as if the act or omission was that of the Investor. Unless legally prohibited from so doing, each Investor will, upon learning that disclosure of such confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such confidential information.

              (b) Notwithstanding the obligations under Section 3.5(a) or any provision of this Agreement, if (i) in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its shareholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect upon the Company and its shareholders, or (ii) in the good faith judgment of the Company, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, then the Company will have the right to suspend the use of the Registration Statement for a period of not more than 30 calendar days, provided, however, that the Company may so defer or suspend the use of the Registration Statement no more than 60 calendar days in a calendar year, and provided, further, that, after deferring or suspending the use of the Registration Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of 30 calendar days has elapsed after resumption of the use of the Registration Statement.

              (c) Subject to the Company's rights under this Section 3.5, during the Registration Period, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and the Company will promptly notify each Investor that holds Registrable Securities being sold of the issuance of such order and the resolution thereof.

              (d) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, if the use of the Registration Statement is suspended by the Company, then the Company will promptly give notice of the suspension to all Investors whose securities are covered by the Registration Statement and will promptly notify each such Investor as soon as possible that the use of the Registration Statement may be resumed.

       3.6. Review by the Investors. The Company will permit a single firm of legal counsel, designated in writing by the Investors in accordance with Section
11.12 (the "Investors' Counsel"), to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company's counsel; provided that the time periods set forth in Section 2.2 shall be tolled to the extent that such legal counsel does not deliver its final comments relating to such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) to the Company within three business days after receipt of such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof). The sections of any such Registration Statement including information with respect to the Investors, the Investors' beneficial ownership of securities of the Company and the Investors' intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Investors, so long as they comply with all applicable laws in the Company's reasonable opinion. The Company acknowledges and agrees that the use of Investors' Counsel is for the purposes of the Company's convenience only and that such Counsel shall not be deemed to be the individual counsel of each Investor as each such Investor has been represented by separate counsel with respect to the transactions contemplated hereby. The Company further acknowledges and agrees that the use of Investors' Counsel pursuant hereto shall not be deemed to create a presumption that the Investors are in any way acting in concert with respect to the transactions contemplated by this agreement or the Purchase Agreement.

       3.7. Due Diligence; Confidentiality.

              (a) During the Registration Period, the Company will make available, upon reasonable advance notice during normal business hours, for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement and any Investor Representative retained by any such Investor (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as reasonably necessary to enable each Inspector to exercise its due diligence responsibility in connection with or related to the contemplated offering. The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

              (b) Each Inspector will hold in confidence, use only in connection with the contemplated offering and not make any disclosure (except to an Investor) of all Records and other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality. However, an Inspector may make disclosure of such Records and other information to any attorney, adviser or other third party retained by it that needs to know the information, as determined in good faith by the Inspector ("Inspector Representative"), if the Inspector advises the Inspector Representative of the confidentiality provisions of this Section 3.7(b), but the Inspector will be liable for any act or omission of any of its Inspector Representatives relative to such information as if the act or omission was that of the Inspector. Unless legally prohibited from so doing, each Investor will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Investor's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

              (c) The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party not under an obligation of confidentiality or (vi) such Investor consents to the form and content of any such disclosure. However, the Company may make disclosure of such information to any attorney, adviser or other third party retained by it that needs to know the information, as determined in good faith by the Company ("Company Representative"), if the Company advises the Company Representative of the confidentiality provisions of this Section 3.7(c), but the Company will be liable for any act or omission of any Company Representatives relative to such information as if the act or omission was that of the Company. If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will (unless legally prohibited from so doing) give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

       3.8. Listing. During the Registration Period, the Company shall use its reasonable best efforts to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on the NYSE.

       3.9. Share Certificates. The Company will cooperate with the Investors who hold Registrable Securities being sold to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors may reasonably request, all in accordance with Article V of the Purchase Agreement.

       3.10. Plan of Distribution. At the request of the Investors holding a majority in interest of the Registrable Securities registered pursuant to the Registration Statement under Section 2.1, the Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary to change the plan of distribution set forth in such Registration Statement.

       3.11. Securities Laws Compliance. During the Registration Period, the Company will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

       3.12. Further Assurances. The Company will take all other reasonable actions as any Investor may reasonably request to expedite and facilitate disposition by such Investor of the Registrable Securities pursuant to the Registration Statement.


                                   ARTICLE IV
                          OBLIGATIONS OF THE INVESTORS

       4.1. Investor Information. As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities. At least five business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor whether or not such Investor has elected to have any of its Registrable Securities included in the Registration Statement. If the Company has not received the requested information from an Investor by the business day prior to the anticipated filing date, then the Company may file the Registration Statement without including Registrable Securities of that Investor.

       4.2. Further Assurances. Each Investor will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's irrevocable election to exclude all of such Investor's Registrable Securities from such Registration Statement.

       4.3. Suspension of Sales. Upon receipt of any notice from the Company under Section 3.5, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 3.5(a) or (ii) the Company advises the Investor that a suspension of sales under Section 3.5(b) has terminated. If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy all copies in the Investor's possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.


                                   ARTICLE V
                            EXPENSES OF REGISTRATION

       During the Registration Period, in connection with registrations, filings or qualifications pursuant to Articles II and III, the Company will bear (i) all reasonable expenses (other than underwriting discounts and commissions, and transfer taxes, if any) incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees; (ii) the fees and disbursements of legal counsel for the Company; and (iii) the reasonable fees and disbursements of Investors' Counsel (not to exceed $10,000).


                                   ARTICLE VI
                                 INDEMNIFICATION

       In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

       6.1. Indemnification of the Investors. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, any underwriter (as defined in the Securities Act) for the Investors, any directors or officers of such Investor and any person who controls such Investor within the meaning of the Securities Act or the Exchange Act or acts as such Investor's investment advisor (each, an "Indemnified Person") against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or any final prospectus (as amended or supplemented, if the Company files any amendment or supplement thereto with the
SEC) included therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law related to the Registration Statement, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) and (b) being, collectively, "Violations"). Subject to the restrictions set forth in Section
6.3 with respect to the number of legal counsel, the Company will reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.3 hereof; (ii) does not apply to a Claim arising out of or based on any failure by any Indemnified Person to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to them) or any covenant or agreement contained in the Purchase Agreement or this Agreement; and (iii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld or delayed. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

       6.2. Indemnification of the Company and Certain Shareholders. In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, severally and not jointly, to the same extent and in the same manner set forth in Section
6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement and any of its directors and officers and any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Person") against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any of the following: (a) any matter of the type referred to clause
(a) in Section 6.1 above in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (b) any failure by such Investor to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to sales under the Registration Statement) or any covenant or agreement contained in the Purchase Agreement or this Agreement with respect to sales under the Registration Statement. Subject to the restrictions set forth in Section 6.3, such Investor will promptly reimburse any legal or other expenses, promptly as such expenses are incurred and due and payable, reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of such Investor's Registrable Securities. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

       6.3. Notification and Other Indemnification Procedures. Promptly after receipt by an Indemnified Person under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person. In that case, the indemnifying party will diligently pursue such defense. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 6.1 or 6.2, as applicable). However, the Company will pay for only one separate legal counsel for the Investors collectively, and such legal counsel will be selected in accordance with Section 11.12. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Article VI, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this
Article VI will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.


                                  ARTICLE VII
                                  CONTRIBUTION

       To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will contribute the amount paid or payable by the Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the indemnifying party, but also the relative fault of the Indemnified Party and the indemnifying party, as well as any other relevant equitable considerations. However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) no Investor will be liable under this Agreement (including this Article
VII) for
the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of such Investor's Registrable Securities.


                                  ARTICLE VIII
                             EXCHANGE ACT REPORTING

       To make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company will, until the end of the Registration Period:

       (a) File with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 4.3 of the Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

       (b) Furnish to each Investor, so long as such Investor holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) if not available on the SEC's EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.


                                   ARTCILE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

       The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any transferee or assignee of the Registrable Securities (i) in the case of either an assignment of Registrable Securities to an affiliate of such Investor or an assignment of all Registrable Securities held by such Investor without the consent of the Company and (ii) in the case of an assignment of less than all of the Registrable Securities held by such Investor with the consent of the Company (which consent shall not be unreasonably withheld or delayed), if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) such transfer or assignment was not made under the Registration Statement or Rule 144, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreement and (f) the transferee has provided to the Company an investor questionnaire (or equivalent document) evidencing that the transferee is a "qualified institutional buyer" or an "accredited investor" as defined in Rule 501(a)(1),(2),(3) or (7) of Regulation
D. Any transferee or assignee of an Investor under Article IX shall be deemed an "Investor" for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder.

                                   ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

       This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Investors who then hold a majority in interest of the Registrable Securities (but not including any Investor who is not affected by such amendment or waiver). Any amendment or waiver effected in accordance with this Article X is binding upon each Investor and the Company. Notwithstanding the foregoing, no amendment or waiver will retroactively affect any Investor without its consent, or will prospectively adversely affect any Investor who no longer owns any Registrable Securities without its consent.


                                   ARTICLE XI
                                  MISCELLANEOUS

       11.1. Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

       11.2. Notices. Except as set forth in Sections 3.3 and 3.5, any notices required or permitted to be given under the terms of this Agreement will be given and deemed received as set forth in the Purchase Agreement.

       11.3. Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, does not operate as a waiver thereof.

       11.4. Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

       11.5. Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

       11.6. Entire Agreement. This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

       11.7. Successors and Assigns. Subject to the requirements of Article IX hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with an Investor's margin or brokerage accounts.

       11.8. Use of Pronouns. All pronouns refer to the masculine, feminine or neuter, singular or plural, as the context may require.

       11.9. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

       11.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

       11.11. Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

       11.12. Consents. All consents and other determinations to be made by the Investors pursuant to this Agreement will be made by the Initial Investors or the Investors holding a majority in interest of the Registrable Securities.

       11.13. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       11.14. Waive Jury Trial. The Company and the Investors hereby waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto against the another party in respect of any matter arising out of or in connection with this Agreement.

       11.15. Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each Investor that is a fund or series investment company (each, a "Fund") organized as a Massachusetts business trust (each, a "Trust") is on file with the Secretary of the Commonwealth of Massachusetts. The Company and the other Investors acknowledge and agree that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of a Trust individually, but is binding upon the applicable Fund and its assets and property. The Company agrees that no trustee, officer, director or shareholder of a Trust or the applicable Fund may be held personally liable or responsible for any obligations of a Fund arising out of this Agreement. With respect to all obligations of the Fund arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Fund. The Company is expressly put on notice that the rights and obligations of each series of shares of a Trust under its Agreement and Declaration of Trust are separate and distinct from those of any and all other series.

                                     * * * *

       IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                          COMPANY:

                                          MIDWEST EXPRESS HOLDINGS, INC.



                                          By:
                                             -----------------------------------
                                              Name: Timothy E. Hoeksema
                                              Title:  Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGES]

                                          INVESTORS:



                                          --------------------------------------


                                          By:
                                              ----------------------------------
                                          Its:
                                              ----------------------------------


                                              By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                          [OR]


                                          --------------------------------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------